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                                                                    Exhibit 10.5
                                  Estancia LLC
                                18 Highland Creek
                             Henderson, Nevada 89052

                                December 31, 2002

Twin Lakes, Inc.
1700 W. Horizon Ridge Parkway
Henderson, Nevada 89012

To Whom It May Concern:

Reference is hereby made to those certain promissory notes dated August 23, 2000, September 7, 2000, February 21, 2001 and August 31, 2002 in the aggregate amount of $13,500 made by Twin Lakes, Inc. and held by Estancia LLC, which are due and payable on the date hereof.

Estancia hereby extends the date upon which said promissory note shall be due and payable, to on or before 19 months from the effective date of Twin Lakes' Form 10-SB Registration Statement with the Securities and Exchange Commission unless a business combination is completed earlier and the target business repays the notes.

Very truly yours,

Estancia LLC


By: /s/ Johnny R. Thomas
    -----------------------
        Johnny R. Thomas
        Manager